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SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT
2002

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

April 26, 2002

To our Stockholders:

        I am pleased to invite you to attend the Annual Meeting of Stockholders of Universal Access Global Holdings Inc. to be held on Friday, May 24, 2002 at 10:00 a.m. Central Time, at the Sears Tower, 233 South Wacker Drive, 33rd Floor, Chicago, Illinois 60606.

        Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. A copy of our Annual Report is also enclosed with these materials.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of your voting options. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting and vote in person should you so choose.

        If you have any questions concerning the meeting, please contact Universal Access' Investor Relations Department at (312) 660-5000 or www.universalaccess.net/investors/investors.asp. For questions regarding your stock ownership, you may contact our transfer agent, Wells Fargo, at (800) 468-9716 or www.wellsfargo.com/com/shareowner_services. Thank you for your ongoing support and continued interest in Universal Access Global Holdings Inc.

Very truly yours,

Patrick C. Shutt Chairman and Chief Executive Officer

TABLE OF CONTENTS

PROXY STATEMENT	1
ELECTION OF DIRECTORS	1
The Board of Directors recommends a vote "FOR" all nominees.	1
Director Information	1
Committees	3
Meetings and Attendance	4
Director Compensation	4
Executive Officer Information	5
EXECUTIVE COMPENSATION	6
Compensation Committee Report	6
General Compensation Philosophy	6
Cash Compensation	7
Equity Based Compensation	7
Tax Deductibility of Executive Compensation	8
Compensation of the Chairman, President and Chief Executive Officer	8
Conclusion	8
Compensation Committee Interlocks and Insider Participation	9
Summary Compensation Table	9
Stock Options	10
Option Grants In Last Fiscal Year	10
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values	11
Option Repricing	11
Other Benefits	12
Employment Agreements and Change-in-Control Arrangements	13
Employment Agreements	13
Change of Control Arrangements	14
STOCK OWNERSHIP	14
Principal Stockholders	14
Performance Graph	16
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION	16
Transactions with Related Parties and Insiders	16
Section 16(a) Beneficial Ownership Reporting Compliance	17
Transactions With Directors, Executive Officers and 5% Stockholders	17
Loans to Executive Officers	18
Equity Transactions with Executive Officers	19
Indemnification	21
AUDIT COMMITTEE REPORT	21
Independent Accountants	22
Audit Fees	22
Financial Information Systems Design and Implementation Fees	22
All Other Fees	22
ADDITIONAL INFORMATION	22
Record Date; Shares Outstanding	22
Quorum	22
Proxies; Right to Revoke	22
Default Voting	23
Tabulation of Votes	23
Voting by Street Name Holders	23
Proxy Solicitation	23
Stockholder Proposals for Next Year's Meeting	23
Stockholder List	24
Incorporation by Reference	24

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
233 South Wacker Drive, Suite 600
Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	Friday, May 24, 2002
Time	10:00 a.m., Central Time
Place	Sears Tower 233 South Wacker Drive 33rd Floor Chicago, Illinois 60606
Proposal	Election of three directors
Record Date	April 11, 2002
Voting Methods	Internet—Use the website shown on the proxy card Telephone—Use the toll-free number shown on the proxy card Written ballot—Complete and return a proxy card In person—Attend and vote at the meeting

Stockholders will also transact any other business properly brought before the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

This Proxy Statement is accompanied by a copy of the Annual Report to Shareholders.

On behalf of the Board of Directors:

Scott D. Fehlan, General Counsel and Secretary April 26, 2002

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by Universal Access Global Holdings Inc., on behalf of the Board of Directors, for the 2002 Annual Meeting of Stockholders. This Proxy Statement and the related proxy form are being distributed on or about April 26, 2002.

        You can vote your shares using one of the following methods:

  •
  Vote through the Internet at the website shown on the proxy card

  •
  Vote by telephone using the toll-free number shown on the proxy card

  •
  Complete and return a written proxy card

        Votes submitted through the Internet must be received by 12:00 noon Central Time on May 23, 2002 and votes submitted by telephone must be received by 11:00 a.m. Central Time on May 23, 2002. Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy card. You can also vote in person at the meeting, and submitting your voting instructions by any of the methods mentioned above will not affect your right to attend the meeting and vote.

ELECTION OF DIRECTORS

        The only proposal scheduled to be voted on at the meeting is the election of three directors. All of these directors will serve three-year terms as Class III directors. The Board of Directors has nominated Robert Gill, Kevin Power, and Patrick Shutt for the Class III directorships. Mr. Gill, Mr. Power, and Mr. Shutt are currently serving as Universal Access Global Holdings Inc. directors.

The Board of Directors recommends a vote "FOR" all nominees.

        The Board of Directors has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board of Directors. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

        In accordance with the bylaws, directors are elected by a plurality of the votes of shares represented and entitled to be voted at the meeting. That means the three nominees will be elected if they receive more affirmative votes than any other nominees.

Director Information

        Our Board of Directors currently consists of seven authorized members. The Board of Directors is divided into three classes, each with a three-year term: Class I, whose terms will expire at the annual meeting of stockholders to be held in 2003; Class II, whose term will expire at the annual meeting of stockholders to be held in 2004; and Class III, whose term will expire at the annual meeting of stockholders to be held in 2002.

        Set forth below is biographical and other information about the persons who will make up the Board of Directors following the annual meeting, assuming election of the nominees named above.

Carolyn F. Katz Class I Age: 40 Director since August 2000 Board Committees: Compensation	Ms. Katz has served as one of our directors since August 2000. Since November 2001, Ms. Katz has been a consultant providing financial and strategic analysis for telecommunications companies. From May 2000 to October 2001, Ms. Katz served as a principal of Providence Equity Partners Inc., a private investment firm specializing in equity investments in telecommunications and media companies. From July 1984 to April 2000, Ms. Katz worked at Goldman Sachs, most recently as a Managing Director and co-head of Emerging Communications.
Robert J. Pommer, Jr. Class II Age: 34 Director since July 1998 Board Committees: Nominating
Mr. Pommer co-founded Universal Access in October 1997 and has served as one of our directors since July 1998 and as our Vice Chairman since July 2000 and as our President, Client Services since January 2002. He also served as our Secretary from October 1997 to April 2000 and our Treasurer from October 1997 to August 1999. Mr. Pommer served as our Chief Operating Officer from December 1998 to April 2000, as our Chief Technical Officer from January 2000 to July 2000 and as our Chief Marketing Officer from November 2000 to January 2001. From January 2001 to August 2001, Mr. Pommer served as our President, Global Client Services. Prior to founding Universal Access, from March 1996 to September 1997, Mr. Pommer was Vice President of Operations for Arista Communications, a telecommunications agency firm. From May 1994 to March 1996, he was a Manager for Strategic Accounts with Teleport Communications Group (TCG), a telecommunications company.
Roland A. Van der Meer Class II Age: 41 Director since February 1999 Board Committees: Audit, Nominating
Mr. Van der Meer has served as one of our directors since February 1999. In June 1997, Mr. Van der Meer founded and became a partner of ComVentures, a venture capital firm. From June 1993 to June 1997, Mr. Van der Meer was a partner at the venture capital firm of Partech International.
Edward H. West Class II Age: 35 Director since July 2001
Mr. West has served as one of our directors since July 2001. Since December 2001, Mr. West has served as President, Chief Operating Officer and since August 2000 as the Chief Financial Officer of Internet Capital Group, Inc., an internet holding company. From June 1994 to August 2000, Mr. West worked at Delta Air Lines, most recently as Executive Vice President and Chief Financial Officer, and as Chairman of the Board of Delta Technology, the airline's technology subsidiary.

H. Robert Gill Class III Age: 65 Director since April 2002 Board Committees: Audit, Compensation
Mr. Gill has served as one of our directors since April 2002. Since April 1996, Mr. Gill has been a principal of The Topaz Group, which provides consulting services for corporations and investors. From May 1997 to May 2001, Mr. Gill was the Chairman and CEO of MobileForce Technologies, Inc., a systems and software company. From March 1995 to April 1996, Mr. Gill was Senior Vice President of the Enhanced Products Group of Frontier Corporation, a telecommunications company. From January 1989 to March 1995, Mr. Gill was President and Chief Executive Officer of ConferTech International, Inc., a teleconferencing services and equipment provider. Mr. Gill currently serves on the boards of QualMark Corporation and Planet CAD.
Kevin P. Power Class III Age: 48 Director since October 2000 Board Committees: Audit, Compensation
Mr. Power has served as one of our directors since October 2000. Since April 2001, Mr. Power has served as the President and Chief Executive Officer of Winbox, Inc., a wireless software application company. Mr. Power is also the current Chairman of the European Competitive Telecommunications Association. From October 2000 to February 2001, Mr. Power served as Chairman of MWB Konnect, a developer of independent data centers for the Internet and telecommunications industry. From November 1994 to September 2000, Mr. Power worked for Global Telesystems Group, Inc., a broadband services provider, most recently as President, GTS Wholesale Services.
Patrick C. Shutt Class III Age: 34 Director since October 1997 Board Committees: Nominating, Non-Executive Stock Option
Mr. Shutt co-founded Universal Access in October 1997 and has served as our President and as one of our directors since our inception. Mr. Shutt has been our Chief Executive Officer since December 1998 and our Chairman since July 2000. Prior to founding Universal Access, from March 1996 to September 1997, Mr. Shutt was Senior Vice President of Operations at Arista Communications, a telecommunications agency firm. From February 1994 to March 1996, he was a sales manager with Teleport Communications Group (TCG), a telecommunications company.

Committees

        The Board of Directors maintains four standing committees: Audit, Compensation, Non-Executive Stock Option and Nominating.

        Audit Committee.    The Audit Committee (1) recommends to the Board of Directors the annual appointment of our independent accountants, (2) discusses and reviews in advance the scope and the fees of the annual audit, (3) reviews the results of the audit with our independent accountants and discusses the foregoing with the Company's management, (4) reviews and approves non-audit services of the independent accountants, (5) reviews compliance with our existing major accounting and financial reporting policies, (6) reviews the adequacy of our financial organization, (7) reviews management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices and (8) reviews and discusses with our independent accountants their independence. The Company has filed an Annual Report on Form 10-K for the year ended December 31, 2001. Each member of the Audit Committee is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Board of Directors adopted a written charter for our Audit Committee. The Audit Committee presently consists of Messrs. Gill, Power and Van der Meer. Ms. Katz has served as an alternate member of the Audit Committee.

        Compensation Committee.    The Compensation Committee (1) establishes and reviews general policies relating to the compensation and benefits of our employees, (2) reviews and approves equity grants pursuant to our stock option plans to our employees and (3) reviews and approves the compensation of all of our executive officers and directors, including stock compensation and loans. The Compensation Committee presently consists of Ms. Katz and Messrs. Gill and Power.

        Non-Executive Stock Option Committee.    The Non-Executive Stock Option Committee reviews and approves equity grants pursuant to our stock option plans to our employees other than executive officers. The Non-Executive Stock Option Committee presently consists of Mr. Shutt.

        Nominating Committee.    The Nominating Committee reviews and approves the appointment of directors to our Board of Directors. The Nominating Committee presently consists of Messrs. Shutt, Pommer, and Van der Meer.

Meetings and Attendance

        During 2001, our full Board of Directors held seven meetings and our Audit Committee held five meetings. In April 2002, our former Executive Compensation Subcommittee was discontinued and the duties performed by the Executive Compensation Subcommittee were delegated to our Compensation Committee. Prior to its discontinuation, our Executive Compensation Subcommittee held two meetings in 2001. Our Non-Executive Stock Option Committee took action by written consent without a meeting 54 times during 2001. During 2001, our Nominating Committee did not meet but took action by written consent without a meeting once. Our Compensation Committee did not meet during 2001. Jack Slevin, a former director, attended 69% of the meetings of the full Board of Directors and the meetings of the committees on which he served. All other directors attended at least 75% of the meetings of the full Board of Directors and the meetings of the committees on which they served

Director Compensation

        Universal Access maintains a Director Compensation and Reimbursement Policy. Under this policy, we pay each non-employee director an annual retainer fee of $6,000 and $1,000 for each committee meeting attended in person or by telephone. We also reimburse non-employee directors for certain expenses incurred in connection with attending board of director and committee meetings.

        Our 1999 Director Option Plan provides for the automatic grant of 20,000 non-statutory stock options to non-employee directors effective the date of the their appointment to the board. Mr. West received options to purchase 20,000 shares of common stock with an exercise price of $3.48 per share effective July 23, 2001, the date of his appointment to the board. The plan also provides for the automatic grant of 5,000 non-statutory stock options to non-employee directors effective on June 30 of every year. These annual grants were made on July 2, 2001 (the first trading day after June 30, 2001) at an exercise price of $4.85 per share.

        Under the 1999 Director Option Plan, each 20,000 share option becomes exercisable as to 25% of the shares subject to the option on each anniversary of the date of grant, provided that the non-employee director remains a director on such dates. Each 5,000 share option becomes exercisable as to 100% of the shares subject to the option on the one-year anniversary of the date of grant, provided that the non-employee director remains a director on such date. After termination as a non-employee director, an optionee must exercise an option within the time set forth in his or her option agreement. If termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will remain exercisable for a period of three months. However, an option may never be exercised later than the expiration of its term.

        Mr. Shutt and Mr. Pommer, the only directors who are also Universal Access employees, do not receive any additional compensation for serving on the Board of Directors.

Executive Officer Information

        Set forth below is biographical and other information about the executive officers of Universal Access Global Holdings Inc.

Scott D. Fehlan Age 33	Mr. Fehlan has served as our General Counsel since September 1999. He has served as our Secretary since April 2000 and served as our Assistant Secretary from September 1999 to April 2000. From January 1995 to May 1998, Mr. Fehlan was an associate, and from June 1998 to September 1999 he was a shareholder of Shefsky & Froelich Ltd., a law firm. Mr. Fehlan holds a J.D. from Yale Law School.
George A. King Age 43
Mr. King has served as our President, Customer Satisfaction and Europe since February 2002. From August 2001 to February 2002, Mr. King served as our President, Client Services & Development and from April 2000 to August 2001 Mr. King served as our Chief Development Officer. From August 1999 until May 2000, he served as Senior Vice President, Corporate Development. From our inception to August 1999, Mr. King served as an advisor to the executive officer group. From our inception to February 1999, he was one of our directors. Prior to joining Universal Access, from February 1995 to November 1996, Mr. King was a Managing Director of Cambridge Partners, an investment banking firm. From December 1996 to August 1999, he was a Senior Managing Director of Hudson AIPR, LLC, a financial advisory firm.
Robert A. Pollan Age 41
Mr. Pollan has served as our President, Business Development and Mergers & Acquisitions since February 2002. From January 2001 to February 2002, Mr. Pollan served as our President, Information Technology & Strategy. Mr. Pollan also served as one of our directors from February 1999 to January 2001. From June 1998 to December 2000, Mr. Pollan served as a Managing Director of Internet Capital Group, an internet holding company. From August 1995 to June 1998, Mr. Pollan served as a Chief Technology Officer and Vice President of Business Development at General Electric Capital Corporation.

Robert E. Rainone, Jr. Age 39
Mr. Rainone has served as our Chief Operating Officer since January 2002 and as our President, Global Operations since January 2001. Mr. Rainone served as our Chief Operating Officer, North America from November 2000 to January 2001. From April 2000 to November 2001, he served as our Chief Operating Officer and from February 2000 to April 2000 he served as our Chief Development Officer. From October 1998 to February 2000, Mr. Rainone was Vice President of Marketing at Open Port Technology, an internet messaging company. From March 1993 to August 1997, Mr. Rainone was employed by U.S. Robotics Corporation, a networking equipment manufacturer and subsidiary of 3Com Corporation, in various capacities, most recently as Vice President and General Manager of Business Access.
Donald J. Zyck, Jr. Age 40
Mr. Zyck has served as our Acting Chief Financial Officer since April 2002. He has served as Senior Vice President, Finance since January 2001 and served as Vice President, Finance from August 2000 to December 2000. From September 1997 to July 2000, Mr. Zyck served as Senior Vice President, Finance of Mesirow Financial and as Chief Financial Officer of the broker-dealer subsidiary of Mesirow Financial. From 1985 to August 1997, he was employed by Cargill Investor Services, most recently as Secretary/Treasurer and Controller.

EXECUTIVE COMPENSATION

Compensation Committee Report

        The Compensation Committee of the Board of Directors establishes our general compensation policies and establishes the compensation plans and the specific compensation levels for executive officers, including our Chairman, President and Chief Executive Officer. This report describes the philosophy that underlies the cash and equity-based components of our executive compensation program. It also describes the details of each element of the program, including the rationale for the compensation paid to our senior executives.

General Compensation Philosophy

        The primary objectives of our executive compensation policies include the following:

  —
  To attract, motivate, and retain a highly-qualified executive management team;

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  To link executive compensation to our financial performance as well as to define individual management objectives established by the Committee;

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  To compensate competitively with the practices of similarly situated internet infrastructure companies; and

  —
  To create management incentives designed to enhance stockholder value.

        We compete in an aggressive and dynamic industry and, as a result, believe that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel are key factors to our future success. Our compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and in certain instances, restricted stock granted to principal executive officers.

Cash Compensation

        We seek to provide cash compensation to our executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated internet infrastructure companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives, and the amount of cash bonuses depends on the extent to which these objectives are achieved. In 2001, each officer's base salary and the amount of their cash bonus reflected the officer's performance and the accomplishment of individual, departmental and corporate objectives.

        The salaries and cash bonuses of each of our executive officers, other than the Chairman, President and Chief Executive Officer, were determined by the Committee, upon the recommendation of the Chairman, President and Chief Executive Officer. The Compensation Committee sets new goals for each of our executives each fiscal year on the basis of past performance and objectives for the next fiscal year. The Chairman, President and Chief Executive Officer's base salary is determined by the Board of Directors, upon the recommendation of the Committee.

        Based on a review of public company proxy data, compensation data supplied by independent executive compensation research and consulting firms, and other relevant market data, the Committee believes that cash compensation paid to our executive officers, including our Chairman, President and Chief Executive Officer, were generally consistent with amounts paid to officers with similar responsibilities at similarly situated internet infrastructure companies. We note that competition for qualified management and technical personnel in the internet infrastructure industry is extremely intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, we believe that it will continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that are at least competitive with, and in certain instances superior to, compensation paid by other internet infrastructure companies.

Equity Based Compensation

        Restricted stock grants and stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Restricted stock and stock options are a particularly strong incentive because they are tied to the performance of Universal Access as a whole. Employees must remain employed by us for a fixed period of time in order for restricted stock or stock options to vest fully. Our restricted stock grants generally vest over a three-year period and stock options generally vest over a four-year period to encourage holders to continue in our employ. All of the equity grants made in the year ended December 31, 2001 were approved by either the executive compensation subcommittee or the non-executive stock option committee, pursuant to its delegated authority, or the full Board of Directors. In making its determinations, the committee considers the executive's position at Universal Access, such executive's individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the committee may deem relevant. The options awarded in 2001 reflect the accomplishment of the individual performance objectives of each executive officer and their contribution towards achieving departmental and corporate objectives.

        In 2001, the Compensation Committee, through a subcommittee, approved certain transactions involving named executive officers that may be deemed to constitute an option repricing. See "Option Repricing" below. Because of the significant and continuing decline in the equity markets for the telecommunications sector and in the market price of the Company's common stock in recent periods, the Committee decided that in order to retain and motivate the Company's executive officers it was in the best interests of the Company to approve the repricing transactions.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our Chairman, President and Chief Executive Officer and to each of the other four most highly-compensated executive officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). At this time, we have determined that the Section 162(m) deduction limitation does not apply because the Company falls within the extended reliance period for corporations that become publicly held in connection with an initial public offering. We will continue to monitor the reliance period and will take appropriate action when it is warranted in the future.

Compensation of the Chairman, President and Chief Executive Officer

        Patrick C. Shutt co-founded the Company in October 1997 and serves as Chairman, President and Chief Executive Officer. During 2001, Mr. Shutt's base annual salary was $300,000. Mr. Shutt's salary was based on market data and a review of his performance and contribution to various individual, departmental and corporate objectives. As a result of his accomplishment of individual performance objectives and contribution towards achieving departmental and corporate objectives in fiscal 2001, Mr. Shutt received $179,390 in incentive bonuses during 2001. In September 2001, Mr. Shutt received a stock option grant of 150,000 shares and a stock option grant of 300,000 shares. All of these options vested on the grant date. The fair market value of the common stock on the date of grant was $0.74 per share. The option grant of 150,000 shares was exercised in September 2001 and had an exercise price deemed to be zero. The option grant for 300,000 shares has an exercise price of $0.74 per share.

Conclusion

        We believe these executive compensation policies and programs serve the interests of stockholders and the Company effectively. The various pay vehicles offered are carefully designed to provide increased motivation for senior executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the stockholders' benefit.

        The foregoing report has been approved by all of the members of the Committee.

                      THE COMPENSATION COMMITTEE

                      Robert Gill
                      Carolyn Katz
                      Kevin Power

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Ms. Katz and Messrs. Gill and Power. None of the members of the Compensation Committee, which reviews and approves the compensation of all of our directors and executive officers, is currently or has been, at any time since our formation, one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our board or Compensation Committee. Ms. Katz was a consultant to the Company from November 2001 through March 2002.

Summary Compensation Table

        The following table sets forth the compensation earned, awarded or paid for services rendered to us in all capacities for the three years ended December 31, 2001 by our Chief Executive Officer and our next four most highly compensated executive officers who earned more than $100,000 in salary and bonus during the year ended December 31, 2001, whom we refer to in this proxy statement collectively as the "named executive officers."

Summary Compensation Table

Compensation Awards
Annual Compensation
Name and Principal Position					Securities Underlying Options	All Other Compensation(1)
	Year	Salary		Bonus
Patrick C. Shutt Chairman, President and Chief Executive Officer	2001 2000 1999	$300,000 253,714 196,561		$179,390 150,000 99,283	450,000 — 500,000	— — —
George A. King. President, Customer Satisfaction and Europe	2001 2000 1999	213,750 156,817 105,325	(2)	153,964 107,500 5,767	150,000 50,000 125,000	— — —
Robert M. Brown. Formerly, Chief Financial Officer, Treasurer	2001 2000 1999	215,000 177,386 57,023		152,241 115,000 11,945	500,000 770,000 130,000	— — —
Robert E. Rainone, Jr. Chief Operating Officer and President, Global Operations	2001 2000 1999	215,000 165,529 —		150,037 107,500 —	500,000 900,000 —	— — —
Robert J. Pommer, Jr. Vice Chairman and President, Client Services	2001 2000 1999	215,016 215,016 182,508		147,098 107,500 94,889	150,000 50,000 300,000	— — —

(1)
The amount for all other compensation in the form of perquisites and other personal benefits has been omitted because these perquisites and other personal benefits contributed less than $50,000 or 10% of the total salary and bonus for each of the named executives.

(2)
Includes $56,500 paid to Mr. King for consulting services in 1999.

Stock Options

        The following table shows information regarding stock options granted to the named executive officers during the year ended December 31, 2001. The potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect projections or estimates of future stock price growth. Potential realizable values are computed by:

  •
  Multiplying the number of shares of common stock underlying each option by the indicated exercise price per share.

  •
  Assuming that the total stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option; and

  •
  Subtracting from that result the total option exercise price.

  •
  Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

        The percentage of total options granted is based on an aggregate of 6,102,128 options granted by us during the year ended December 31, 2001, to our employees including the named executive officers. Unless otherwise indicated, options were granted with an exercise price equal to or higher than the fair market value of our common stock, as determined in good faith by our Board of Directors at the time of the grants.

Option Grants In Last Fiscal Year

	Individual Grants
		% of total Options Granted to Employees During Period			Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
	Number of Securities Underlying Options Granted(1)
Name			Exercise Price Per Share (2)	Expiration Date
					0%	5%	10%
Patrick C. Shutt	150,000 300,000	2.45 4.91	$0.00 0.74	September 27, 2011 September 27, 2011	$111,000 —	$133,797 267,595	$213,050 426,100
George A. King	150,000	2.45	0.00	September 27, 2011	111,000	133,797	213,050
Robert M. Brown	500,000	8.19	0.00	September 27, 2011	370,000	445,991	710,167
Robert E. Rainone, Jr.	500,000	8.19	0.00	September 27, 2011	370,000	445,991	710,167
Robert J. Pommer, Jr.	150,000	2.45	0.00	September 27, 2011	111,000	133,797	213,050

(1)
Options vested as to 100% of the shares immediately on the date of grant. Each option with an exercise price of $0.00 was exercised in September 2001.

(2)
Options with an exercise price of $0.00 per share were granted at $0.74 below the fair market value on the date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table presents information regarding the named executive officers concerning option exercises for the year ended December 31, 2001 and exercisable and unexercisable options held as of December 31, 2001. The value of unexercised in-the-money options is based on a price of $4.69 per share, the closing sales price for our common stock December 31, 2001 as quoted on the Nasdaq Stock Market, minus the per share exercise price, multiplied by the number of shares underlying the option.

			Number of Securities Underlying Unexercised Options at December 31, 2001
					Value of Unexercised In-The-Money Options at December 31, 2001
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick C. Shutt	150,000	$111,000	600,000	—	$2,589,000	$—
George A. King	150,000	111,000	100,000	—	258,000	—
Robert M. Brown	500,000	370,000	74,874	55,126	211,350	154,091
Robert E. Rainone, Jr.	500,000	370,000	—	—	—	—
Robert J. Pommer, Jr.	150,000	111,000	300,000	—	1,185,000	—

Option Repricing

        During 2001, there were three different transactions with our executive officers that collectively may be deemed "repricings" under the rules of the Securities and Exchange Commission. In January, we cancelled previously granted stock options with an exercise price of $42.00 per share (except for Mr. Shutt, who did not hold options with an exercise price of $42.00 per share), which exercise price was significantly above the fair market value of our stock on the date of grant, and we granted shares of restricted stock with a purchase price of $0.00 per share. In March, additional shares of restricted stock were granted with a purchase price of $0.00 per share. In September, we cancelled stock options with an exercise price above $5.00 per share (except for Mr. Shutt, who did not hold options with an exercise price above $5.00 per share), repurchased all previously issued restricted stock, and granted new options with an exercise price of $0.00 per share. Also in September, we granted new options to Mr. Shutt with an exercise price of $0.74 per share, which was the fair market value of our stock on the date of grant.

        The following table sets forth certain information concerning the repricing, replacement or cancellation and regrant of equity securities that have occurred since our initial pubic offering with respect to options and restricted stock held by the named executive officers of the Company:

Name	Transaction Date and Type		Number of Securities Underlying Options/SARSs or Restricted Stock Repriced or Amended(1)	Market Price of Stock at Time of Transaction	Exercise Price at Time of Repricing or Amendment			Number of Securities Underlying New Grant of Options or Restricted Stock	New Exercise Price(2)(3)		Length of Original Option Term Remaining at Date of Repricing or Amendment (in years)
Patrick C. Shutt Chairman, President and Chief Executive Officer	01/08/01 03/14/01 09/28/01 09/28/01 09/28/01	Restricted Stock Grant Restricted Stock Grant Restricted Stock Repurchase Option Grant Option Grant	n/a n/a 450,000 (5) (5)	$6.06 4.61 0.74 0.74 0.74	$	n/a n/a n/a n/a n/a		350,000 100,000 n/a 150,000 300,000	$	n/a n/a n/a 0.00 0.74	n/a n/a n/a n/a n/a
George A. King President, Customer Satisfaction and Europe	01/08/01 01/08/01 03/14/01 09/28/01 09/28/01 09/28/01	Option Cancellation Restricted Stock Grant Restricted Stock Grant Option Cancellation Restricted Stock Repurchase Option Grant	50,000 n/a n/a 25,000 150,000 (5)	6.06 6.06 4.61 0.74 0.74 0.74		42.00 n/a n/a 6.10 n/a n/a	(4)	n/a 50,000 100,000 n/a n/a 150,000		n/a n/a n/a n/a n/a 0.00	9.8 n/a n/a 8.1 n/a n/a
Robert M. Brown Formerly, Chief Financial Officer and Treasurer	01/08/01 01/08/01 03/14/01 09/28/01 09/28/01 09/28/01 09/28/01	Option Cancellation Restricted Stock Grant Restricted Stock Grant Option Cancellation Option Cancellation Restricted Stock Repurchase Option Grant	350,000 n/a n/a 170,000 250,000 450,000 (5)	6.06 6.06 4.61 0.74 0.74 0.74 0.74		42.00 n/a n/a 8.10 15.13 n/a n/a	(4)	n/a 350,000 100,000 n/a n/a n/a 500,000		n/a n/a n/a n/a n/a n/a 0.00	9.8 n/a n/a 8.5 9.0 n/a n/a
Robert E. Rainone, Jr. Chief Operating Officer and President, Global Operations	01/08/01 01/08/01 03/14/01 09/28/01 09/28/01 09/28/01 09/28/01	Option Cancellation Restricted Stock Grant Restricted Stock Grant Option Cancellation Option Cancellation Restricted Stock Repurchase Option Grant	250,000 n/a n/a 500,000 150,000 350,000 (5)	6.06 6.06 4.61 0.74 0.74 0.74 0.74		42.00 n/a n/a 8.10 15.13 n/a n/a	(4)	n/a 250,000 100,000 n/a n/a n/a 500,000		n/a n/a n/a n/a n/a n/a 0.00	9.8 n/a n/a 8.5 9.0 n/a n/a
Robert J. Pommer, Jr Vice Chairman and President, Client Services	01/08/01 01/08/01 03/14/01 09/28/01 09/28/01	Option Cancellation Restricted Stock Grant Restricted Stock Grant Restricted Stock Repurchase Option Grant	50,000 n/a n/a 150,000 (5)	6.06 6.06 4.61 0.74 0.74		42.00 n/a n/a n/a n/a	(4)	n/a 50,000 100,000 n/a 150,000		n/a n/a n/a n/a 0.00	9.8 n/a n/a n/a n/a

(1)
The Company has not granted any SARs.

(2)
The September 28, 2001, option grants had an exercise price of $0.00, were fully vested on the date of grant, and have a maximum term of 10 years, except that the 300,000 options issued to Mr. Shutt were granted at the fair market value on the date of grant.

(3)
Restricted stock was granted with a purchase price of $0.00. Provided that the executive officer remains a service provider to the Company, the restricted stock vests quarterly over a four-year period from the date of grant, subject to certain delays in vesting if the closing price of our stock is less than $10.00 per share on the scheduled vesting date and subject to acceleration of vesting in certain circumstances following a change in control.

(4)
Above market value on the date of grant.

(5)
The number of shares subject to options granted on this date was not determined pursuant to a formula.

Other Benefits

        401(k) Retirement Plan.    Universal Access maintains a 401(k) retirement savings plan, covering our eligible full-time employees located in the United States. The 401(k) plan is intended to meet the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code, as amended, so that contributions to the 401(k) plan by employees, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) plan. Under the 401(k) plan, employees may elect to reduce their current eligible compensation by up to the lesser of 15% of their annual compensation or the statutorily prescribed annual limit ($10,500 in 2001) and to have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan does permit discretionary matching contributions to the

401(k) plan by us on behalf of participants in the 401(k) plan who have completed at least a year of service to us. To date, there have been no matching contributions.

        Employee Stock Purchase Plan.    Universal Access maintains an employee stock purchase plan that is available to substantially all employees. Participating employees may purchase common stock at the end of each participation period at a purchase price equal to 85% of the lower of the fair market value of the stock at the beginning or the end of the period. The six-month participation periods run from May to October and from November to April each year. Employees may contribute up to 15% of their compensation to the plan, up to a maximum of $25,000 per calendar year.

Employment Agreements and Change-in-Control Arrangements

Employment Agreements

        From time to time, we have entered into employment agreements with our executive officers, including the executive officers listed in the "Summary Compensation Table." Each of the employment agreements currently in effect is for a renewable one-year term. Each of our current executive officers, listed below, is entitled to a commuting allowance of $500 per month except for Mr. Shutt, Mr. Pommer and Mr. Rainone, who are entitled to an allowance of $600 per month.

        Robert Brown.    In August 1999, Robert Brown, formerly Chief Financial Officer and Treasurer, entered into an employment agreement with us. Under the employment agreement, Mr. Brown was entitled to an annual salary of $215,000. Mr. Brown was also entitled to a car allowance of $600 per month. Mr. Brown's employment agreement had an initial term of one year and was renewable for additional one-year terms.

        Scott Fehlan.    In September 1999, Scott Fehlan entered into an employment agreement with us. In February 2000 and April 2000 we amended our employment agreement with Mr. Fehlan. Mr. Fehlan is currently entitled to an annual salary of $185,000.

        George King.    In August 1999, George King entered into an employment agreement with us. We amended our employment agreement with Mr. King in February 2000 and in May 2000. Mr. King is currently entitled to an annual salary of $215,000.

        Robert Pollan.    In January 2001, Robert Pollan entered into an employment agreement with us. Mr. Pollan is currently entitled to an annual salary of $215,000.

        Robert Pommer.    In September 1998, Robert Pommer entered into an employment agreement with us. In February 1999, February 2000 and April 2000 we amended our employment agreement with Mr. Pommer. Mr. Pommer is currently entitled to an annual salary of $215,000.

        Robert Rainone.    In February 2000, Robert Rainone entered into an employment agreement with us. We amended our employment agreement with Mr. Rainone in April 2000. Mr. Rainone is currently entitled to an annual salary of $215,000.

        Patrick Shutt.    In September 1998, Patrick Shutt entered into an employment agreement with us. In February 1999 and February 2000, we amended our employment agreement with Mr. Shutt. Mr. Shutt is currently entitled to an annual salary of $300,000.

        Except for Mr. Zyck, with whom we have not entered into an employment agreement, our executive officers listed under "Executive Officer Information" have provisions in their employment agreements which provide that if we terminate their individual employment terms for any reason other than cause, death or total disability, or if their authority, duties or responsibilities with us have been substantially reduced following a change of control, then we will pay them certain amounts and provide health insurance for specified periods. In the case of Mr. Pommer or Mr. Shutt, we will pay them an amount equal to their base salary plus bonus for the greater of six months or the remainder of their employment term and provide them with health insurance for one year. In the case of the other executive officers, we will pay them an amount equal to their base salary for the lesser for six months or the remainder of their employment term and provide them with health insurance for an equivalent period.

Change of Control Arrangements

        Any unvested shares of restricted stock or options to purchase shares held by our executive officers will fully vest if there is a change of control which results in both:

  •
  any sale of all or substantially all of our assets, any merger of us with another company or any other corporate reorganization in which more than 50% of our voting power is transferred; and

  •
  the officer no longer being employed by us or the successor entity under substantially similar terms and conditions that existed prior to the change of control.

STOCK OWNERSHIP

Principal Stockholders

        The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2002, by:

  •
  each of the individuals listed on the "Summary Compensation Table" above;

  •
  each of our directors;

  •
  each person (or group of affiliated persons) who is known by us to own beneficially 5% or more of our common stock; and

  •
  all current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2002, are deemed issued and outstanding. These shares, however, are not deemed outstanding for purposes of computing percentage ownership of each other stockholder.

        Except as indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. This table also includes shares owned by a spouse as community property.

        Percentage of ownership is based on 100,281,862 shares of common stock outstanding on March 31, 2002. The percentage of common stock outstanding as of March 31, 2002 is calculated in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the address of each of the individuals named below is: c/o Universal Access Global Holdings Inc., 233 South Wacker Drive, Suite 600, Chicago, Illinois 60606.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Shares Issuable Pursuant to Options and Warrants Exercisable Within 60 days of March 31, 2002	Percent Beneficially Owned
Directors, Executive Officers and 5% Stockholders
Entities Affiliated with ComVentures (1) 305 Lytton Avenue Palo Alto, CA 94301	13,160,090	15,000	13.14
Entities Affiliated with Internet Capital Group (2) 600 Building 435 Devon Park Drive Wayne, PA 19087	21,664,124	-	21.60
Patrick C. Shutt (3)	5,086,500	600,000	5.64
Robert J. Pommer (4)	4,689,485	300,000	4.96
Robert M. Brown	501,919	88,415	*
George A. King (5)	1,048,132	100,000	1.14
Robert E. Rainone, Jr.	501,676	-	*
Carolyn F. Katz	-	20,000	*
Kevin P. Power	-	5,000	*
Roland A. Van der Meer (1)	13,160,090	15,000	13.14
Edward H. West (2)	21,664,124	-	21.60
All directors and executive officers as a group (12 persons)	47,224,541	1,566,366	47.91

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 12,390,375 shares held by Communication Ventures III, L.P., and 625,221 shares held by Communication Ventures III CEO & Entrepreneurs' Fund, L.P., 141,177 shares held indirectly through Strategic Timing Investors Corp., 917 shares held by Mr. Van der Meer's wife in an IRA account, 2,400 shares held individually by Mr. Van der Meer and options to purchase 15,000 shares held individually by Mr. Van der Meer. The sole general partner of Communication Ventures III, L.P. and Communication Ventures III CEO & Entrepreneurs' Fund is ComVen III, L.L.C. The managing members of ComVen III, L.L.C. are Roland Van der Meer, David Helfrich and Clifford Higgerson. Roland Van der Meer, one of our directors, and each of the other managing members of ComVen III, L.L.C. disclaim beneficial ownership of the shares held by Communication Ventures III, L.P., Communication Ventures III CEO & Entrepreneurs' Fund and Strategic Timing Investors, except to the extent of their pecuniary interest therein. David Helfrich and Clifford Higgerson (managing members of ComVen III, L.L.C.) disclaim beneficial ownership of the shares held individually by Mr. Van der Meer's wife and to the shares held individually by Mr. Van der Meer.

(2)
Includes 21,664,124 shares held by ICG Holding, Inc., a direct wholly-owned subsidiary of Internet Capital Group, Inc. Edward West is the President, Chief Operating Officer and Chief Financial Officer of Internet Capital Group, Inc. Mr. West disclaims beneficial ownership of the shares held by ICG Holdings, Inc., except to the extent of his pecuniary interest therein.

(3)
Includes 4,216,500 shares held by Patrick Shutt as Trustee of the Patrick C. Shutt Declaration of Trust dated December 22, 1999, options to purchase 600,000 shares held individually by Patrick Shutt, and 870,000 shares held by the Shutt Family Limited Partnership. The general partners of the Shutt Family Limited Partnership are Patrick Shutt and his wife.

(4)
Includes 3,475,533 shares held individually by Robert J. Pommer, Jr., as Trustee of the Robert J. Pommer, Jr., Declaration of Trust, an option to purchase 300,000 shares held individually by Robert J. Pommer, Jr., 199,545 shares held by Elizabeth M. Pommer as Trustee of the Elizabeth M. Pommer Declaration of Trust dated December 31, 1999 and 1,000,000 shares held by the Pommer Family Limited Partnership dated December 31, 1999. Also includes 6,807 shares held by Mr. Pommer's father as custodian for Mr. Pommer's son, who shares Mr. Pommer's household, under the Uniform Transfers to Minors Act; and 7,600 shares held by Mr. Pommer's father as custodian for Mr. Pommer's daughter, who shares Mr. Pommer's household, under the Uniform Transfers to Minors Act.

(5)
Includes 867,436 shares held individually by George King; options to purchase 100,000 shares held individually by Mr. King and 180,696 shares held in a grantor retained annuity trust for the benefit of Mr. King's children. Mr. King's wife is the trustee of the trust.

Performance Graph

        The following graph compares the total return (including reinvestment of dividends) on $100 invested in our common stock on March 17, 2000, the date of our initial public offering, through December 31, 2001, with a similar investment in the Nasdaq Composite Index and the Nasdaq Telecommunications Index.

Comparison of 21 Month Cumulative Total Return*
Among Universal Access Global Holdings Inc.,
the Nasdaq Stock Market (U.S.) Index
and the Nasdaq Telecommunications Index

      *
      $100 INVESTED ON 3/17/00 IN STOCK OR INDEX -
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING DECEMBER 31.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Transactions with Related Parties and Insiders

        Other than the employment agreements described under "Executive Officer Information" and the transactions described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these people had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership.

        To our knowledge, based solely upon a review of copies of reports furnished to us and written representations that no other reports were required during fiscal year 2001, our officers, directors and greater than 10% beneficial owners complied during our last fiscal year with all applicable Section 16(a) filing requirements, except for the following inadvertent late filings for the transactions indicated: Jack Slevin, a former director (February Form 4 reporting one purchase transaction) and James Kearns, a former executive officer (September Form 4 reporting an option exercise).

Transactions With Directors, Executive Officers and 5% Stockholders

        In 2001, the Company provided $3.2 million of circuit access services to Aleron, Inc. ("Aleron"). Also during the fourth quarter of 2001, the Company agreed to purchase certain ATM network equipment from Aleron for $3.0 million. During January 2002, the Company offset amounts due from Aleron from circuit access services with the payable due to Aleron related to the purchase of network equipment from Aleron. Paolo Guidi, a former member of our board of directors, is an executive officer of Aleron. As of December 31, 2001, the Company had accounts receivable of approximately $4.8 million from Aleron, $1.6 million of which represents deferred revenue. On March 15, 2002, Aleron filed for protection under Chapter 11 of the Bankruptcy Code.

        In October 2001, the Company engaged Broadmark Capital Corporation ("Broadmark") to provide financial advisory and investment banking services. A former member of our board of directors, Joseph L. Schocken, is Chairman and a co-founder of Broadmark. Under the engagement, Broadmark is obligated to use its best efforts to raise capital from a mutually agreed upon list of third parties. The compensation for such services is success based and, if a financing covered by the engagement closes, would consist of six percent of the aggregate consideration received by the Company in the financing. The Company has not paid any fees to Broadmark under the engagement. The Company is also obligated to reimburse Broadmark for the reasonable and necessary out-of-pocket expenses Broadmark incurs providing services. In addition, the Company and a third party investment bank agreed in February 2002 that Broadmark would receive 15% of any fee earned by the third party bank in connection with certain private placements by the Company. Under our agreement with the third party bank, the private placement fee was success based and for the greater of $1.2 million or five percent of the gross proceeds raised in a covered private placement. No fees have been earned or paid to either the third party bank or Broadmark under this agreement.

        On November 1, 2001, the Company entered into an independent contractor agreement with Carolyn Katz, one of our directors, to provide financial and strategic analysis. The compensation for such services consisted of a monthly salary of $12,000 per month. Pursuant to this agreement, in March 2002, the Company granted to Ms. Katz an option to purchase 15,000 shares of common stock of the Company at an exercise price of $2.35 per share, the fair market value on the date of grant. The independent contractor agreement was terminated in March 2002. The Company paid Ms. Katz less than $60,000 for services rendered under this agreement.

        On December 28, 2001, Internet Capital Group exercised a warrant for 1,000,002 shares of our common stock at an exercise price of $0.01 per share. For information on the holdings of our directors, officers and 5% stockholders, see "Principal Stockholders". Internet Capital Group also purchased circuit access from us under five-year contracts entered into from October through December 1999 with minimum purchase commitments totaling approximately $29,000 per month. In the year ended December 31, 2001, Internet Capital Group paid us approximately $667,000 under these contracts. These contracts were terminated in September 2001. Edward West, one of our directors, is the President, Chief Operating Officer and Chief Financial Officer of Internet Capital Group, Inc.

Loans to Executive Officers

        The following table sets forth information on promissory notes issued in connection with the exercise of stock options granted to executive officers on September 28, 2001. The Company has loaned to each executive officer the dollar amounts to cover the tax withholding payments due upon exercise of the September 28, 2001 stock options with an exercise price of zero. Under the notes, each executive officer agreed to pledge to the Company all of the shares issued upon exercise of the options. These shares serve as collateral security for amounts owed under the notes. Each of these promissory notes became effective on September 28, 2001. Interest accrues under each note at an annual rate of 6% and is due and payable on or before September 28, 2006, the maturity date of each loan. Please see the section entitled "Equity Transactions with Executive Officers" for more information on the stock options granted in September 2001.

Name	Loan Amount	Outstanding Principal and Accrued and Unpaid Interest under the Loan as of December 31, 2001
Robert M. Brown	$162,800	$165,262.07
Scott D. Fehlan	48,840	49,578.62
George A. King	48,840	49,578.62
Robert A. Pollan	97,680	99,157.24
Robert J. Pommer, Jr.	48,840	49,578.62
Robert E. Rainone, Jr.	162,800	165,262.07
Patrick C. Shutt	48,840	49,578.62

        In May 1999, we loaned $200,000 to Robert Pommer under a promissory note. This loan accrues interest at an annual rate of 6% and will be due and payable in April 2004. In August 1999 we loaned $453,750 to Robert Pommer under a promissory note which was amended and restated in December 1999, in connection with his purchase of 300,000 shares of our common stock. This loan accrues interest at an annual rate of 6% and is due and payable on or before August 2004. The outstanding principal and accrued and unpaid interest under these loans totaled $751,666.91on December 31, 2001.

        In August 1999, we loaned $756,250 to Patrick Shutt under a promissory note which was amended and restated in December 1999, in connection with his purchase of 500,000 shares of our common stock. This loan accrues interest at a rate of 6% and is due and payable on or before August 2004. The outstanding principal and accrued and unpaid interest under this loan totaled $866,020.21 on December 31, 2001.

Equity Transactions with Executive Officers

        The following table sets forth certain information about the grant of stock options to our executive officers during 2001 and the cancellation of stock options and the repurchase of restricted stock during 2001.

Equity Transactions

Name	Trans. Date	Options Granted	Options Cancelled		Option Price	Common Stock Acquired(1)		Restricted Stock Repurchased		Share Price
Robert M. Brown	9/28/01	500,000			$0.00
	9/28/01		420,000	(2)
	9/28/01							450,000	(3)
	9/28/01					500,000				$0.00
Scott D. Fehlan	9/28/01	175,000			$0.74
	9/28/01	150,000			$0.00
	9/28/01							150,000	(4)
	9/28/01					150,000				$0.00
George A. King	9/28/01	150,000			$0.00
	9/28/01		25,000	(5)
	9/28/01							150,000	(4)
	9/28/01					150,000				$0.00
Robert A. Pollan	9/28/01	200,000			$0.74
	9/28/01	300,000			$0.00
	9/28/01							300,000	(6)
	9/28/01					300,000				$0.00
Robert J. Pommer, Jr.	9/28/01	150,000			$0.00
	9/28/01							150,000	(4)
	9/28/01					150,000				$0.00
Robert E. Rainone, Jr.	9/28/01	500,000			$0.00
	9/28/01		650,000	(7)
	9/28/01							350,000	(8)
	9/28/01					500,000				$0.00
Patrick C. Shutt	9/28/01	300,000			$0.74
	9/28/01	150,000			$0.00
	9/28/01							450,000	(3)
	9/28/01					150,000				$0.00
Donald J. Zyck, Jr.	2/20/01	30,000			$9.88
	5/19/01	7,950			$4.63
	10/01/01		157,950	(9)
	10/01/01					143,000	(10)			$0.00

(1)
Except for Mr. Zyck, represents shares acquired upon exercise of options granted on September 28, 2001 with an exercise price of $0.00 as indicated in the table.

(2)
The disposition of these options represent the cancellation of 170,000 stock options granted on February 28, 2000 with an exercise price of $8.10 per share and the cancellation of 250,000 stock options granted on September 19, 2000 with an exercise price of $15.13 per share.

(3)
The disposition of these shares represents the repurchase of 350,000 shares of restricted stock granted on January 8, 2001 and the repurchase of 100,000 shares of restricted stock granted on March 14, 2001.

(4)
The disposition of these shares represents the repurchase of 50,000 shares of restricted stock granted on January 8, 2001 and the repurchase of 100,000 shares of restricted stock granted on March 14, 2001.

(5)
The disposition of these shares represents the cancellation of 25,000 options granted on November 8, 1999 with an exercise price of $6.10 per share.

(6)
The disposition of these shares represents the repurchase of 300,000 shares of restricted stock granted on January 8, 2001.

(7)
The disposition of these options represent the cancellation of 500,000 stock options granted on February 28, 2000 with an exercise price of $8.10 per share and the cancellation of 150,000 stock options granted on September 19, 2000 with an exercise price of $15.13 per share.

(8)
The disposition of these shares represents the repurchase of 250,000 shares of restricted stock granted on January 8, 2001 and the repurchase of 100,000 shares of restricted stock granted on March 14, 2001.

(9)
The disposition of these options represents the cancellation of 40,000 options granted on August 7, 2000 with an exercise price of $24.50 per share; the cancellation of 20,000 options granted on August 28, 2000 with an exercise price of $15.06 per share; the cancellation of 60,000 options granted on December 1, 2000 with an exercise price of $10.56 per share; the cancellation of 30,000 options granted on February 20, 2001 with an exercise price of $9.88 per share; and the cancellation of 7,950 options granted on March 19, 2001 with an exercise price of $4.63 per share.

(10)
Represents shares of restricted common stock acquired upon the cancellation of previously issued stock options. The purchase price of the restricted stock was deemed to be $0.00. Provided that Mr. Zyck remains a service provider to the Company, the restricted stock vests over a three year period.

Indemnification

        We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

        All future transactions, including any loans from us to our officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

AUDIT COMMITTEE REPORT

        Management is responsible for our internal financial controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on those financial statements based on their audit. The Audit Committee's responsibility is to oversee and monitor these activities on behalf of the Board of Directors.

        We met and held discussions with management and the independent accountants. Management represented to us that our consolidated financial statements for the year ended December 31, 2001 were prepared in accordance with generally accepted accounting principles. We discussed the consolidated financial statement with both management and the independent accountants. We also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, we received from the independent accountants the written disclosures required by Independent Standards Board Statement No. 1 (Independence Discussions with Audit Committees), as amended, and discussed with the independent accountants their firm's independence.

        We received information concerning fees of the independent accountants for the year ended December 31, 2001, and have considered whether the provision of these services is compatible with maintaining the independence of the independent accountants.

        Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                      By the Audit Committee
                      Robert Gill
                      Carolyn Katz (alternate)
                      Kevin Power
                      Roland Van der Meer

Independent Accountants

        The Board of Directors has again selected PricewaterhouseCoopers LLP as independent accountants for fiscal year 2002. Representatives of that firm will be at the annual meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $311,600.

Financial Information Systems Design and Implementation Fees

        PricewaterhouseCoopers LLP billed no fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the year ended December 31, 2001 were $285,950. In making its recommendation to appoint PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2002, the Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADDITIONAL INFORMATION

Record Date; Shares Outstanding

        Stockholders of record at the close of business on April 11, 2002, are entitled to vote their shares at the annual meeting. As of that date, there were 100,294,770 shares of common stock outstanding and entitled to be voted at the meeting. The holders of those shares are entitled to one vote per share.

Quorum

        Holders of more than 50% of the shares of common stock entitled to vote must be represented at the meeting before any business may be conducted. If a quorum is not present, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Proxies; Right to Revoke

        By submitting your proxy, you will authorize Patrick C. Shutt and Robert J. Pommer, Jr. to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting. If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to Universal Access' Corporate Secretary, by submitting a later-dated proxy or by voting in person at the meeting.

Default Voting

        If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of all nominees for director, and if any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Tabulation of Votes

        Wells Fargo Shareowners Services, our transfer agent, will tabulate and certify the votes. If your shares are treated as a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Because the election of directors (the only proposal to be presented) is done by a plurality of votes, a broker non-vote will have no effect on the outcome of the vote.

Voting by Street Name Holders

        If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares according to your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares in its discretion.

Proxy Solicitation

        Universal Access will bear all costs of this proxy solicitation. Proxies may be solicited by mail, including electronic mail, in person, by telephone or by facsimile by officers, directors and regular employees. Universal Access has also retained Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies. Morrow will receive a fee for such services of approximately $3,500, plus reasonable out-of-pocket expenses, which will be paid by Universal Access. Universal Access may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

Stockholder Proposals for Next Year's Meeting

        Stockholder Proposals and Nominations.    Stockholders may present proper proposals for inclusion in the proxy statement for our next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included in the proxy statement for our next annual meeting, stockholder proposals must be received by us no later than January 1, 2003, and must otherwise comply with the requirements of the applicable rules of the Securities and Exchange Commission. In addition, our bylaws establish an advance notice procedure with regard to certain matters to be brought before any annual meeting of stockholders, including stockholder proposals not included in our proxy statement and nominations for director submitted by stockholders. Notice must be received by our Corporate Secretary not less than 90 days before the date of the proxy statement released to stockholders in connection with our previous year's annual meeting of stockholders. Therefore, the deadline for timely submission of a stockholder proposal or nomination for consideration at our 2003 annual meeting of stockholders will be January 31, 2003. Notice of intention to present proposals or make nominations at next year's annual meeting should be addressed to Corporate Secretary, Universal Access Global Holdings Inc., 233 South Wacker Drive, Suite 600, Chicago, Illinois 60606.

        Director Nominees.    In recommending candidates to the Board of Directors, the Nominating Committee seeks persons of proven judgment and experience. Stockholders who wish to suggest qualified candidates may write to the Corporate Secretary, Universal Access Global Holdings Inc., 233 South Wacker Drive, Suite 600, Chicago, Illinois 60606, stating in detail the qualifications of the persons they recommend. Any suggestions submitted to the Corporate Secretary will be made available to the Nominating Committee.

Stockholder List

        For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the annual meeting will be available for examination, for purposes germane to the meeting, during ordinary business hours at Universal Access' principal executive offices by contacting the Corporate Secretary. The list will also be available for examination at the meeting.

Incorporation by Reference

        To the extent that this Proxy Statement is incorporated by reference into any other filing by Universal Access under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled "Compensation Committee Report", "Audit Committee Report" (to the extent permitted by the rules of the Securities and Exchange Commission) and "Performance Graph" will not be deemed incorporated, unless specifically provided otherwise in such filing.

[GRAPHIC OMITTED] UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

ANNUAL MEETING OF STOCKHOLDERS

         FRIDAY, MAY 24, 2002
10:00 A.M., CENTRAL TIME
SEARS TOWER
233 SOUTH WACKER DRIVE
33rd FLOOR
CHICAGO, IL 60606

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 24, 2002.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE.

By signing the proxy, you acknowledge receipt of the proxy statement related to the Annual Meeting, revoke all prior proxies and appoint Patrick C. Shutt and Robert J. Pommer, Jr., and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all postponements or adjournments.

SEE REVERSE FOR VOTING INSTRUCTIONS.

    COMPANY #

    CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE—TOLL FREE—1-800-240-6326—QUICK—EASY—IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. Central Time on May 23, 2002.

•
You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

•
Follow the simple instructions the recording provides you.

VOTE BY INTERNET—HTTP://WWW.EPROXY.COM/UAXS/—QUICK—EASY—IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon Central Time on May 23, 2002.

•
You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Universal Access Global Holdings Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

[GRAPHIC OMITTED]

———            ———

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

1.    Election of directors:

    01 H. Robert Gill

    02 Kevin P. Power

    03 Patrick C. Shutt

    ☐    Vote FOR all nominees (except as marked)

    ☐    Vote WITHHELD from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES.

Address Change? Mark Box    ☐

Indicate changes below:

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

———            ———

QuickLinks

TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Equity Transactions
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.